                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 4, 1998


                            FORT BEND HOLDING CORP.
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             (Exact name of Registrant as specified in its Charter)



        DELAWARE                    0-21328                  76-0391720
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  (State or other             (Commission File No.)        (IRS Employer
   jurisdiction of                                          Identification
   incorporation)                                              Number)


       3400 AVENUE H, ROSENBERG, TEXAS                       77471-3808
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  (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events
          ------------

      On November 4, 1998, the Registrant issued a second quarter Fiscal 1999 Dividend announcement.

      The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

      (c) Exhibits

          The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------

  99            Second Quarter Fiscal 1999 Dividend Announcement,
                          dated November 4, 1998
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORT BEND HOLDING CORP.

Date: November 12, 1998                 By: /s/ Lane Ward
                                           -------------------------------
                                           Lane Ward
                                           Vice Chairman, President and
                                            Chief Executive Officer